STONE RIDGE TRUST

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

SUPPLEMENT DATED APRIL 8, 2020

TO

PROSPECTUS

DATED

MARCH 1, 2020

Effective as of April 13, 2020, the minimum initial account size for Class M shares of the Stone Ridge High Yield Reinsurance Risk Premium Fund (the “Fund”) is $250,000. Therefore, effective immediately, the prospectus for the Fund is being amended and restated as described below.

1. The information in the “Fund Summary” section of the prospectus under “Purchase and Sale of Fund Shares” is amended and restated as follows:

Purchase and Sale of Fund Shares

Investors may purchase the Fund’s Class I shares and Class M shares by first contacting the Adviser at (855) 609-3680 to notify the Adviser of the proposed investment. Once notification has occurred, the investor will be directed to the Fund’s transfer agent to complete the purchase or sale transaction. The Fund is generally sold to (i) institutional investors, including registered investment advisers (RIAs), that meet certain qualifications and have completed an educational program provided by the Adviser; (ii) clients of such institutional investors; and (iii) certain other Eligible Investors (as defined in “Eligibility to Buy Class I Shares and Class M Shares” below). All investments are subject to approval of the Adviser. The Fund may close at any time to new investments, and if the Fund closes, its shares will only be available for purchase after the Fund has notified investors that it is no longer closed to new investments. See “Shareholder Information – Fund Closings” below.

As of April 13, 2020, the minimum initial account size (which may be waived or reduced in certain circumstances) is $25 million for Class I shares and $250,000 for Class M shares. These minimums may be modified and/or applied in the aggregate for certain intermediaries that submit trades on behalf of underlying investors (e.g., registered investment advisers or benefit plans). Differences in the policies of different intermediaries may include different minimum investment amounts. There is no minimum for subsequent investments. All share purchases are subject to approval of the Adviser.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business, by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 E. Michigan Avenue, 3rd Floor, Milwaukee, Wisconsin, 53202, or by calling (855) 609-3680.

2. The information in the section of the prospectus entitled “Investing in the Fund—Investment Minimums” is amended and restated to read as follows:

Investment Minimums

Class I Shares

The minimum initial account size is $25 million. For eligibility groups 3, 4 and 5 described above under “Eligibility to Buy Class I Shares and Class M Shares,” there will be no minimum investment requirement.

Class M Shares

As of April 13, 2020, the minimum initial account size is $250,000. (Prior to such date, the minimum initial account size was $10 million.)

These minimums may be modified and/or applied in the aggregate for certain intermediaries that submit trades on behalf of underlying investors (e.g., registered investment advisers or benefit plans). Differences in the policies of different intermediaries may include different minimum investment amounts. There is no minimum for subsequent investments.